UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2018

LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 Sorrento Valley Boulevard, Suite 110 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.425) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2018 Annual Meeting of the Stockholders of Ligand Pharmaceuticals Incorporated (the “Company”) was held on June 19, 2018 (the “Annual Meeting”). Set forth below are the final voting results for the actions taken by the stockholders at the Annual Meeting.
Proposal 1. The election of eight members of the Company’s board of directors for terms expiring at the 2019 annual meeting of stockholders. In accordance with the results below, each nominee was elected to serve as a director.

	Votes For	Votes Withheld	Broker Non-Votes
Jason M. Aryeh	17,645,711	579,743	2,142,158
Todd C. Davis	17,708,602	516,852	2,142,158
Nancy R. Gray	18,109,416	116,038	2,142,158
John L. Higgins	17,852,727	372,727	2,142,158
John W. Kozarich	17,619,198	606,256	2,142,158
John L. LaMattina	17,922,566	302,888	2,142,158
Sunil Patel	17,923,126	302,328	2,142,158
Stephen L. Sabba	17,594,099	631,355	2,142,158

Proposal 2. The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. In accordance with the results below, the selection of Ernst & Young LLP was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,060,454	245,020	62,138	0
Proposal 3. The approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. In accordance with the results below, the resolution was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,755,462	391,432	78,560	2,142,158
Proposal 4. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 33,333,333 to 60,000,000. In accordance with the results below, the resolution was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,407,503	2,603,542	216,141	140,426

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: June 19, 2018	By:	/s/ Charles Berkman
	Name:	Charles Berkman
	Title:	Senior Vice President, General Counsel and Secretary